UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

__________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NOVAVAX, INC.

(Name of registrant as specified in its charter)

________________________________________

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which the transaction applies:

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	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of the transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:

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Novavax, Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on June 25, 2020 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice and Combination Document are available at http://www.viewproxy.com/Novavax/2020. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before June 17, 2020 to facilitate timely delivery. Important information regarding the Internet availability of the company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. The 2020 Annual Meeting of Stockholders of Novavax, Inc. will be held virtually on June 25, 2020 at 8:30 a.m. EDT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://www.viewproxy.com/Novavax/2020 using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on June 22, 2020. On the day of the Annual Meeting of Stockholders, if you have properly registered you may log in to the meeting at http://www.viewproxy.com/Novavax/2020/VM using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “INFORMATION CONCERNING THE ANNUAL MEETING - “How can I attend the virtual Annual Meeting?” and “How do I vote?” Voting Items 1. To elect two directors as Class I directors to serve on the board of directors of the Company, each for a three-year term expiring at the 2023 Annual Meeting of Stockholders. 01. Stanley C. Erck 02. Rajiv I. Modi, Ph.D. 2. To approve, on an advisory basis, the compensation paid to our Named Executive Officers. 3. To amend and restate the Novavax, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended to increase individual and non-employee director stock award limits granted to any person in any calendar year, and to increase the number of shares of the Company’s common stock, par value $0.01, available for issuance thereunder by 7,100,000 shares. 4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. 5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors recommends a vote FOR the Nominees listed, and FOR Proposals 2, 3, and 4. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://www.viewproxy.com/Novavax/2020. Have your 11 digit Virtual Control Number (located below) available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit Virtual Control Number (located below) in the subject line. No other requests, instruc-tions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit Virtual Control Number located in the box below. INTERNET TELEPHONE E-MAIL VIRTUAL CONTROL NO.

Novavax, Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on June 25, 2020 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice and Combination Document are available at http://www.viewproxy.com/Novavax/2020. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before June 17, 2020 to facilitate timely delivery. Important information regarding the Internet availability of the company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. The 2020 Annual Meeting of Stockholders of Novavax, Inc. will be held virtually on June 25, 2020 at 8:30 a.m. EDT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://www.viewproxy.com/Novavax/2020 using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on June 22, 2020. On the day of the Annual Meeting of Stockholders, if you have properly registered you may log in to the meeting at http://www.viewproxy.com/Novavax/2020/VM using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “INFORMATION CONCERNING THE ANNUAL MEETING - “How can I attend the virtual Annual Meeting?” and “How do I vote?” Voting Items 1. To elect two directors as Class I directors to serve on the board of directors of the Company, each for a three-year term expiring at the 2023 Annual Meeting of Stockholders. 01. Stanley C. Erck 02. Rajiv I. Modi, Ph.D. 2. To approve, on an advisory basis, the compensation paid to our Named Executive Officers. 3. To amend and restate the Novavax, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended to increase individual and non-employee director stock award limits granted to any person in any calendar year, and to increase the number of shares of the Company’s common stock, par value $0.01, available for issuance thereunder by 7,100,000 shares. 4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. 5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors recommends a vote FOR the Nominees listed, and FOR Proposals 2, 3, and 4. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://www.viewproxy.com/Novavax/2020. Have your 11 digit Virtual Control Number (located below) available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit Virtual Control Number (located below) in the subject line. No other requests, instruc-tions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit Virtual Control Number located in the box below. INTERNET TELEPHONE E-MAIL VIRTUAL CONTROL NO. NOVAVAX, INC. HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING The 2020 Annual Meeting of Stockholders of Novavax, Inc. will be held virtually on June 25, 2020 at 8:30 a.m. EDT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://www.viewproxy.com/Novavax/2020 using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on June 22, 2020. On the day of the Annual Meeting of Stockholders, if you have properly registered you may log in to the meeting at http://www.viewproxy.com/Novavax/2020/VM using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “INFORMATION CONCERNING THE ANNUAL MEETING - “How can I attend the virtual Annual Meeting?” and “How do I vote?” PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you for review at:http://www.viewproxy.com/Novavax/2020 Notice and Combination Document ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Virtual Control Number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/Novavax/2020 or By email at: requests@viewproxy.com Please include the company name and your Virtual Control Number in the e-mail subject line.